Exhibit 10.1

AMENDMENT NO. 5

AMENDMENT NO. 5, dated as of December 8, 2025 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of June 17, 2022 (as amended by that certain Amendment No. 1, dated as of June 30, 2023, as amended by that certain Amendment No. 2, dated as of November 7, 2023, as amended by that certain Amendment No. 3, dated as of February 3, 2025, as amended by that certain Amendment No. 4, dated as of February 11, 2025, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC CORPORATION, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), CITIBANK, N.A., as Administrative Agent (as such term is defined in the Credit Agreement), and each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

WHEREAS, the Company has requested certain changes to the Credit Agreement as described herein (the “Proposed Amendments”);

WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Required Lenders may amend the Loan Documents;

WHEREAS, the Lenders party hereto have agreed to approve the Proposed Amendments; and

WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendments of Credit Agreement. Effective as of the Fifth Amendment Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their respective alphabetical locations therein:

“Cash Management Obligations” means all obligations of any Borrower (or any Subsidiary of the U.S. Borrower that are guaranteed by the U.S. Borrower) owed to any Lender or Affiliate of any Lender in respect of customary banking services provided to a Borrower or any of its Affilaites, including account services, treasurer management services, check drawing services, automated payment services (including overdraft protections), ACH transactions, credit card programs, cash pooling services and any other arrangements or similar services to the foregoing.

“Collateral Agent” means Citibank, N.A., as collateral agent.

“Excluded Assets” means (i) shares of stock or “Debt” of any “Restricted Subsidiary” of the U.S. Borrower and (ii) “Principal Property” of the U.S. Borrower or its subsidiaries, in each case, as such terms are defined in the Existing Indentures.

“Existing Indentures” means the indentures governing U.S. Borrower’s 3.200% Unsecured Senior Notes due 2026, 3.450% Unsecured Senior Notes due 2029, 5.650% Unsecured Senior Notes due 2033, 4.500% Unsecured Senior Notes due 2049 and 6.375% Unsecured Senior Notes due 2053.

“Fifth Amendment Effective Date” means December 8, 2025.

“Fitch” means Fitch Ratings, a subsidiary of Fitch Ratings Inc., or any successor by merger or consolidation to its business.

“Qualifying IP Collateral” means (i) all intellectual property owned by the U.S. Borrower as of the Fifth Amendment Effective Date or developed or acquired by the U.S. Borrower following the Fifth Amendment Effective Date and (ii) all licenses of the U.S. Borrower with an Affiliate or third party in respect of intellectual property owned by the U.S. Borrower, provided that in the case of both preceding clauses (i) and (ii), such intellectual property or licenses are (x) not subject to any Liens other than Customary Permitted Liens and (y) following a Ratings Trigger Event, are subject to first priority Liens in favor of the Lenders.

“Ratings Trigger Event” means the occurrence of the U.S. Borrower receiving a Public Debt Rating from any two of S&P, Fitch or Moody’s that is below ‘BB+’ (in the case of S&P and Fitch) or below “Ba1” (in the case of Moody’s), as applicable.

“Required Collateral” means, substantially all of the assets of the U.S. Borrower (including Qualifying IP Collateral) other than Excluded Assets and subject to customary exceptions.

“Required Credit Support” means a perfected first priority lien on the Required Collateral of the U.S. Borrower in favor of the Collateral Agent (for the benefit of itself, the Administrative Agent and the Lenders), subject only to Customary Permitted Liens under the Facility, in form and substance reasonably satisfactory to and subject to exceptions agreed to by the Administrative Agent.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating each of the definitions of “Agents”, “Applicable Margin”, “Applicable Percentage”, “Covenant Relief Period Termination Date” and “Obligations” in its entirety as follows:

“Agents” means, collectively, the Administrative Agent, the Collateral Agent and the Syndication Agent.

“Applicable Margin” means, as of any date, the applicable margin set forth under the Adjusted Term SOFR/EUROBOR or Base Rate column set forth below, as applicable, based upon the Public Debt Rating in effect on such date:

Public Debt Rating S&P/Moody’s	Adjusted Term SOFR/EURIBOR	Base Rate
Level 1 A / A2 or higher	0.805%	0.000%
Level 2 A- / A3	0.910%	0.000%
Level 3 BBB+ / Baa1	1.025%	0.025%
Level 4 BBB / Baa2	1.125%	0.125%
Level 5 BBB- / Baa3	1.200%	0.200%
Level 6 BB+ / Ba1	1.375%	0.375%
Level 7 BB / Ba2 or lower	1.700%	0.700%

“Applicable Percentage” means, as of any date, the applicable percentage set forth below under the Facility Fee column based upon the Public Debt Rating in effect on such date:

Public Debt Rating S&P/Moody’s	Facility Fee
Level 1 A / A2	0.070%
Level 2 A- / A3	0.090%
Level 3 BBB+ / Baa1	0.100%
Level 4 BBB / Baa2	0.125%
Level 5 BBB- / Baa3	0.175%
Level 6 BB+ / Ba1	0.250%
Level 7 BB / Ba2 or lower	0.300%

“Covenant Relief Period Termination Date” means the earlier of (a) December 31, 2028 and (b) the date on which the Administrative Agent receives a Covenant Relief Period Termination Notice from the U.S. Borrower; provided that, with respect to clause (b) hereof, no Event of Default or Default shall have occurred and be continuing.

“Obligations” means (a) principal of and interest on the Loans made by each Lender to, and the Notes held by each Lender of, each Borrower or the Swing Loan Borrower, (b) all other amounts from time to time owing (including without limitation with respect to any Letters of Credit) to the Lenders or the Administrative Agent by any Borrower or the Swing Loan Borrower under this Agreement pursuant hereto or to its Euro Borrower Designation, as applicable, and under the Notes, (c) any Erroneous Payment Subrogation Rights, in each case strictly in accordance with the terms hereof and (d) upon the occurrence of any Ratings Trigger Event, any (i) Cash Management Obligations and (ii) direct obligations of any Borrower (or any Subsidiary of the U.S. Borrower that are guaranteed by the U.S. Borrower) under any Hedging Contract to the extent owed to any Lender or Affiliate of any Lender and provided that such Lender or Affiliate has appointed the Collateral Agent as its agent under the applicable Hedging Contract with respect to the Required Credit Support.

(c) Section 1.01 of the Credit Agreement is hereby amended by amending clause (a) of the definition of “Public Debt Rating” to replace “Level 6” with “Level 7”.

(d) Section 6.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Maximum Leverage Ratio. The U.S. Borrower shall maintain as of the last day of each Fiscal Quarter a Leverage Ratio of not more than 3.75:1.00; provided, however, that notwithstanding the foregoing, during the Covenant Relief Period, the U.S. Borrower shall maintain as of the last day of each Fiscal Quarter a Leverage Ratio of not more than the applicable level set forth below adjacent to such Fiscal Quarter:

Fiscal Quarter	Maximum Leverage Ratio
December 31, 2025	6:00 to 1:00
March 31, 2026	6:00 to 1:00
June 30, 2026	6:00 to 1:00
September 30, 2026	6:00 to 1:00
December 31, 2026	5:50 to 1:00
March 31, 2027	5:75 to 1:00
June 30, 2027	5:50 to 1:00
September 30, 2027	5:25 to 1:00
December 31, 2027	4:75 to 1:00
March 31, 2028	4:75 to 1:00

Fiscal Quarter	Maximum Leverage Ratio
June 30, 2028	4:50 to 1:00
September 30, 2028	4:25 to 1:00
December 31, 2028	3:75 to 1:00

(e) Section 6.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Minimum Interest Coverage Ratio. The U.S. Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four consecutive Fiscal Quarters ending on such day, of not less than 3.50 to 1.00; provided, however, notwithstanding the foregoing, during the Covenant Relief Period, the U.S. Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four consecutive Fiscal Quarters ending on such day, of not less than the applicable level set forth below adjacent to such Fiscal Quarter:

Fiscal Quarter	Minimum Interest Coverage Ratio
December 31, 2025	2:00 to 1:00
March 31, 2026	2:00 to 1:00
June 30, 2026	2:00 to 1:00
September 30, 2026	2:00 to 1:00
December 31, 2026	2:00 to 1:00
March 31, 2027	2:00 to 1:00
June 30, 2027	2:00 to 1:00
September 30, 2027 through December 31, 2028	2:50 to 1:00

(f) Section 6.03 of the Credit Agreement is hereby amended to include a new clause (l) immediately following clause (k) to read as follows:

“(l) Springing Liens and Guarantees. Upon the occurrence of any Ratings Trigger Event, the U.S. Borrower shall, within 30 days following such Ratings Trigger Event, (i) deliver to the Administrative Agent, for the benefit of the Lenders, the Required Credit Support and (ii) take all other actions reasonably necessary to provide the Required Credit Support as may be requested by the Administrative Agent (including delivery of security agreements, financing statements and other security documents, authorization documents and opinions of counsel reasonably requested by the Administrative Agent). The Administrative Agent may appoint collateral or such other agents as it deems reasonably necessary to administer the Required Credit Support and the Administrative Agent and any such additional agents shall be subject only to customary agent duties for secured financings and benefit from customary indemnification provisions in connection therewith. On the Fifth Amendment Effective Date, the Lenders appoints Citibank, N.A. as the Collateral Agent under the Facility. For purposes of the indemnification and other provisions under Sections 2.12(d) and (e), 8.05 and 9.04, the references to the Administrative Agent set forth therein shall be deemed to apply to Citibank, N.A. in its capacity as Collateral Agent hereunder (or any successor Collateral Agent hereunder).”

(g) Section 6.04 of the Credit Agreement is hereby amended by inserting a new clause (k), (l) and (m) immediately following clause (j) as follows:

“(k) Indebtedness. During the Covenant Relief Period, the U.S. Borrower shall not permit any of its Subsidiaries to create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, or otherwise permit to exist, any Indebtedness (excluding Receivables Transactions or any Borrowing by a Euro Borrower) in an aggregate outstanding principal amount exceeding $350,000,000.

(l) Dividends. During the Covenant Relief Period, the U.S. Borrower shall not (i) increase the rate of its regular quarterly dividend of $0.08 per share on account of its equity interests (as adjusted, following the Fifth Amendment Effective Date, for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) or (ii) separate from clause (i), declare any other dividend (other than solely in the form of additional common equity interests) on account of its equity interests unless, in each case, at the time of declaration of such increase or such other dividend and giving effect to the making of such dividend, the U.S. Borrower is in pro forma compliance with a Leverage Ratio of not greater than 3.75 to 1:00 based on the most recently delivered Financial Statements of the U.S. Borrower.

(m) Minimum IP. Commencing on the Fifth Amendment Effective Date, the U.S. Borrower shall not, at any time, permit the aggregate value of the Qualifying IP Collateral to be less than $1,000,000,000 (as determined by the U.S. Borrower in good faith and certified by a Responsible Officer in the applicable Compliance Certificate delivered in accordance with Section 6.02(a)(iii) or as requested by the Administrative Agent from time to time).”

SECTION 1.03. Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Fifth Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent and each Lender):

(a) The Administrative Agent (or its counsel) has received counterparts of this Amendment executed by (i) the Borrowers and (ii) the Consenting Lenders (as defined below) constituting Required Lenders;

(b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent;

(c) The Administrative Agent shall have received, for the account of each Lender that has executed and delivered a signature page to this Amendment at or prior to 11:59 P.M. (New York time) on December 7, 2025 (each such Lender, a “Consenting Lender”), a consent fee, in an amount equal to 0.075% of the amount of the aggregate Commitments under the Credit Agreement held by such Consenting Lender on the date hereof, which consent fee shall be earned, due and payable on the Fifth Amendment Effective Date; and

(d) The representations and warranties contained in Article V (Representations and Warranties) of the Credit Agreement are correct in all material respects (except any representations and warranties that are qualified by materiality, which are true and correct in all respects) as of the date hereof, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date.

The Administrative Agent shall notify the Company and the Lenders of the Fifth Amendment Effective Date and such notice shall be conclusive and binding.

ARTICLE II

Miscellaneous

SECTION 2.01. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Fifth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Fifth Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Company and constitutes, and the Credit Agreement, as amended hereby on the Fifth Amendment Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.

(a) Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to this Amendment.

(b) Immediately prior to and after giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Fifth Amendment Effective Date.

SECTION 2.02. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(a) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 2.05. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or PDF or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Vice President and Treasurer

The Euro Borrowers

FMC FINANCE B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorised Signatory

FMC CHEMICALS NETHERLANDS B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as Administrative Agent, Issuing Bank and Swing Loan Lender

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Syndication Agent, Issuing Bank and Swing Loan Lender

By:	/s/ Amanda Ylvisaker
Name: Amanda Ylvisaker
Title: Associate

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as a Lender

By:	/s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Director

By:	/s/ Miko McGuire
Name: Miko McGuire
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COBANK, ACB, as a Lender

By:	/s/ Conrado Lima
Name: Conrado Lima
Title: VP Corporate Banking

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Blakely Engel
Name: Blakely Engel
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Jun Ashley
	Name:	Jun Ashley
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Victoria Roberts
	Name:	Victoria Roberts
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

Banco Santander, S.A., New York Branch, as a Lender

By:	/s/ Andres Barbosa
	Name:	Andres Barbosa
	Title:	Managing Director

By:	/s/ Zara Kamal
	Name:	Zara Kamal
	Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

TRUIST BANK, as a Lender

By:	/s/ Alexander Harrison
	Name:	Alexander Harrison
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Trevor Pahn
	Name:	Trevor Pahn
	Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Raymond Qiao
	Name:	Raymond Qiao
	Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A., as a Lender

By:	/s/ David W. Dinella
	Name:	David W. Dinella
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Robert Graff
	Name:	Robert Graff
	Title:	Managing Director

By:	/s/ Elizabeth Halfin
	Name:	Elizabeth Halfin
	Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Dungan
	Name:	Michael P. Dungan
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel Kinasz
	Name:	Daniel Kinasz
	Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]